SHARE EXCHANGE AGREEMENT

This Share Exchange Agreement (the "AGREEMENT") dated as of March 29, 2007 is by and between Interlink Global Corporation, a Nevada corporation (the "COMPANY"), having a principal place of business at 6205 Blue Lagoon Drive, Suite 110, Miami, Florida 33126 and Vicis Capital Master Fund, LLC (the "SHAREHOLDER") having an address at 25 East 78th Street, New York, New York 10021.

WHEREAS, the Shareholder is the holder of 1,500,000 shares of Common Stock, par value $0.001 per share, of the Company (the "COMMON STOCK");

WHEREAS, Shareholder wishes to exchange the Common Stock for a Senior Series C Convertible Promissory Note with a face value of $855,000 ("SERIES C NOTE") as set forth on EXHIBIT “A” attached hereto, and a Series I Common Stock Purchase Warrants (the "SERIES I WARRANTS") in the form of EXHIBIT "B" attached hereto.

WHEREAS, the Company desires to raise a total of $2,250,000 in a private placement and the Shareholder has made this transaction a condition of its participating in this private placement.

NOW, THEREFORE, in consideration of the foregoing, and of the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE 1

THE EXCHANGE

Section 1.1 Transfer and Exchange.

Subject to and in accordance with the terms and conditions of this Agreement, at the Closing (as hereinafter defined), the Shareholder shall tender and deliver to the Company valid and marketable title to the Common Stock, free and clear of all liabilities, obligations, claims, liens and encumbrances (except for those imposed by applicable securities laws), by delivering to the Company one or more stock certificates representing the Common Stock, duly endorsed in blank or accompanied by one or more stock powers duly endorsed in blank, and in form for transfer satisfactory to counsel for the Company, and (b) the Company shall issue to the Shareholder the Series C Note and the Series I Warrants, duly authorized for issuance, and free and clear of all liens, encumbrances and restrictions of any kind (except for those imposed by applicable securities laws).

Section 1.2 Closing.

The closing of the transactions described in this Agreement shall take place at the offices of Sichenzia Ross Friedman Ference, LLP, 61 Broadway, 32nd Floor New York, NY 10006 at 4:00 p.m., Eastern Time, on March 29, 2007, or on such other business day, and at such location, as may be agreed to by the Company and the Shareholder (such closing, the "Closing" and such date and time, the "Closing Date").

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Section 2.1 Organization and Authority.

The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada. The Company has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All necessary action, corporate or otherwise, required to have been taken by or on behalf of the Company by applicable law, its charter documents or otherwise to authorize (a) the approval, execution and delivery on behalf of the Company of this Agreement and the agreements, certificates and other documents contemplated hereby, including, without limitation, the issuance, sale and delivery of the Series C Note and the Series I Warrants and (b) the performance by the Company of its obligations under this Agreement, including, without limitation, the issuance, sale and delivery of the Series C Note and the Series I Warrants, and the consummation of the transactions contemplated by this Agreement hereof has been taken. This Agreement issued at the Closing constitute valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except (x) as the same may be limited by applicable bankruptcy, insolvency, moratorium or similar laws of general application relating to or affecting creditors' rights and (y) for the limitations imposed by general principles of equity.

Section 2.2 The Exchanged Shares.

Upon delivery to the Shareholder at the Closing of the Series C Note and Series I Warrants, and upon receipt by the Company of the Common Stock in exchange therefor, (a) good and valid title to the Series C Note and Series I Warrants will pass to the Shareholder, free and clear of all liens and restrictions of any kind (except for those imposed by applicable securities laws) and (b) the Series C Note and Series I Warrants will be duly authorized and validly issued, fully paid and nonassessable.

Section 2.3 Additional Representations and Warranties

All of the representations and warranties in Article II of the Note and Warrant Purchase Agreement are hereby post-effectively made herein as of the date of execution of the Note and Warrant Purchase Agreement.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER

Section 3.1

Investment Representation. The Series C Note and Series I Warrants are being acquired for the Shareholder's own account, for investment and not with a view to, or for resale in connection with, a distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act") or applicable state securities laws.

Section 3.2 Transfer Restrictions under Securities Laws.

The Shareholder understands that none of the common stock issuable upon conversion or exercise of the Series C Note or Series I Warrants have been registered under the Securities Act, or qualified under any state securities laws. The Shareholder understands that the resale of the Series C Note and Series I Warrants or common stock issuable upon exercise of the Series C Note or Series I Warrants may be restricted indefinitely unless a subsequent disposition thereof is registered under the Securities Act and registered under any state securities law or is exempt from such registration. The Series B Note and Series I Warrants shall be endorsed with the following legend, and any other legends required by applicable securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT
BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED
(THE "ACT"), AND ARE "RESTRICTED SECURITIES" AS DEFINED IN
RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE
SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT
IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT
FOR THE SHARES UNDER THE ACT, OR (II) IN COMPLIANCE WITH
RULE 144 OR (III) OTHERWISE PURSUANT TO AN EXEMPTION FROM
THE REGISTRATION REQUIREMENTS UNDER THE ACT.

The Company may instruct its transfer agent not to register the transfer of the Series B Note or Series I Warrants, unless the conditions specified in the foregoing legend are satisfied.

Section 3.3 Accredited Investor Status.

The Shareholder is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act. The Shareholder is able to bear the economic risk of acquiring the Series B Note and Series I Warrants pursuant to the terms of this Agreement, including a complete loss of the Shareholder's investment in the Series C Note and Series I Warrants.

Section 3.4 Authority.

The Shareholder has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All necessary action, corporate or otherwise, required to have been taken by or on behalf of the Shareholder by applicable law, its charter documents or otherwise to authorize (a) the approval, execution and delivery on behalf of it of this Agreement and (b) the performance by it of obligations under this Agreement and the agreements, certificates and other documents contemplated hereby, and the consummation of the transactions contemplated hereby and thereby has been taken. This Agreement constitutes a valid and binding agreement of the Shareholder, enforceable against it in accordance with its terms.

Section 3.5 No Conflicts.

Neither the execution and delivery of this Agreement nor the consummation and performance of the transactions contemplated hereby to be performed or satisfied on the part of the Shareholder is prevented, limited by, conflicts with, or will result in, a breach of the terms, conditions, or provisions of any agreement to which the Shareholder is a party or any law, rule, regulation, or order of any court or government agency.

Section 3.6 Good Title to Common Stock.

The Shareholder is the lawful owner of the Common Stock and the Shareholder has good title thereto, free and clear of all liens, claims and encumbrances of any kind.

Section 3.7 Regulation M.

Without any specific knowledge of the activities of the Company which may impact such analysis, to the best of its knowledge and believe, neither the Shareholder nor any "affiliated purchaser" (as such term is defined in Regulation M under the Securities Exchange Act of 1934, as amended (the "Exchange Act") is on the date hereof engaged in a distribution, as such term is used in Regulation M, of any securities of the Company.

ARTICLE 4

MISCELLANEOUS

Section 4.1 Binding Effect; Benefit.

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto or their respective permitted successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Section 4.2 Entire Agreement.

This Agreement, the exhibits and schedules hereto and any documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings (oral and written) among the parties with respect thereto.

Section 4.3 Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to its rules of conflict of laws. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America located in the State of New York (the "New York Courts") for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the New York Courts and agrees not to plead or claim that such litigation brought in any New York Court has been brought in an inconvenient forum.

Section 4.4 Remedies; Specific Performance.

The Company and the Shareholder may take all steps necessary or advisable to protect and enforce their rights hereunder, whether by action, suit or proceeding at law or in equity, for the specific performance of any covenant, condition or agreement contained herein, or in aid of the execution of any power herein granted, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as the Company or the Shareholder shall deem necessary or advisable. No right or remedy hereunder shall be exclusive of any other right, power or remedy, but shall be cumulative and in addition to any other right or remedy hereunder or now or hereafter existing by law or in equity and the exercise by a party hereto of any one or more of such rights, powers or remedies shall not preclude the simultaneous exercise of any or all of such other rights, powers or remedies. Any failure to insist upon the strict performance of any provision hereof or to exercise any option, right, power or remedy contained herein shall not constitute a waiver or relinquishment thereof for the future.

Section 4.5 Counterparts.

This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

Section 4.6 Headings.

Headings of the Sections of this Agreement are for the convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

Section 4.7 Interpretation.

In this Agreement, unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, and words denoting any gender shall include all genders and words denoting natural persons shall include corporations and partnerships and vice versa.

Section 4.8 Incorporation of Exhibits and Schedules.

All exhibits and schedules hereto are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

Section 4.9 Severability.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement.

Section 4.10 Attorneys' Fees and Court Actions.

If a legal action is initiated by any party to this Agreement against another, arising out of or relating to the alleged performance or nonperformance of any right or obligation established hereunder, or any dispute concerning the same, any and all fees, costs and expenses reasonably incurred by each prevailing party or its legal counsel in investigating, preparing for, prosecuting, defending against, or providing evidence, producing documents or taking any other action in respect of, such action shall be the joint and several obligation of, and shall be paid or reimbursed by, the nonprevailing party.

IN WITNESS WHEREOF, the Company and Shareholder have caused this Agreement to be executed and delivered by their respective officers, thereunto duly authorized.

INTERLINK GLOBAL CORPORATION

By:________________________________
Anastasios N. Kyriakides,
President and CEO

VICIS CAPITAL MASTER FUND

By: Vicis Capital, LLC

By:_____________________________
Shad Stastney,
Managing Director